UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             June 3, 2016

Coach, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

516 West 34th Street, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On June 3, 2016, Jane Hamilton Nielsen, the Chief Financial Officer of Coach, Inc. (the “Company”), notified the Company that she will be resigning from the Company to pursue another opportunity, effective on the earlier of: (x) the day following the date the Company files its Annual Report on Form 10-K for the fiscal year ended July 2, 2016 with the U.S. Securities and Exchange Commission or (y) September 1, 2016.

           On June 8, 2016, the Company issued a press release concerning the resignation of Ms. Nielsen.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith:

                                   99.1                Text of Press Release, dated June 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2016

COACH, INC.

By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer
& Secretary

EXHIBIT INDEX

99.1                    Text of Press Release, dated June 8, 2016